UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 8, 2009

(Date of earliest event reported)

GATEWAY PACIFIC BANCORP

(Exact name of registrant as specified in its charter)

California	333-152488	20-2466074
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3035 E. 8th Street,

National City, California 91950

(Address of principal executive offices, zip code)

(619) 241-6902

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 8, 2009, Nicholas E. Inzunza, a member of the board of directors of Gateway Pacific Bancorp (the “Company”), resigned from the Company’s board of directors. No executive officer of the Company is aware of any disagreement between Mr. Inzunza and the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATEWAY PACIFIC BANCORP

By:	/s/ F. J. Mandelbaum
Name:	Frederick J. (Rick) Mandelbaum
Title:	President and Chief Executive Officer

Date: May 14, 2009